UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 22, 2006
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Washington                     000-22418           91-1011792
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(State or Other Jurisdiction      (Commission File No.)    (IRS Employer
     of Incorporation)                                  Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers.


Mary Ann Peters will not be standing for re-election at the annual meeting of shareholders on May 9, 2006. Ms. Peters has served on the Company's Board of Directors since 1994 and is retiring to devote time to pursue personal interests. Ms. Peters serves on the Compensation Committee of the Company's Board of Directors.

Upon recommendation from the Corporate Governance Committee of the Company's Board of Directors, on February 22, 2006 the Board of Directors nominated Charles H. Gaylord, Jr. to be elected as a director at the annual meeting of shareholders on May 9, 2006, for a two-year term to expire at the annual meeting of shareholders in 2008. Mr. Gaylord is a member of the Advisory Board of Technology Crossover Ventures I and is a former board member of several public software companies, including HNC Software, Inc., Retek, Inc., Stac Inc. and Maxis, Inc. Mr. Gaylord was also a member of the boards of directors or advisors of several private software companies, including Silicon Energy. During the early 1990's, Mr. Gaylord served as the Executive Vice President for Intuit Inc. and as Chairman of the Board of Directors of ChipSoft, Inc., prior to ChipSoft's acquisition by Intuit in 1993. Prior to ChipSoft, Mr. Gaylord was a member of a large private energy marketing and trading company for 17 years.

The  information  presented  in this  Current  Report  on Form  8-K may  contain
forward-looking   statements   and   certain   assumptions   upon   which   such
forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            ITRON, INC.

Dated:  February 24, 2006           By:     /s/ LeRoy Nosbaum
                                            ------------------------------------
                                            LeRoy Nosbaum
                                            Chief Executive Officer
                                            and Chairman of the Board